UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

RAINMAKER WORLDWIDE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56311	82-4346844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

271 Brock Street, Peterborough, Ontario Canada	K9H 2P8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 334-3820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 26, 2024, Rainmaker Worldwide Inc. (the “Company”) filed Articles of Amendment to effectuate a share consolidation (the “Share Consolidation”) of its issued and outstanding common shares on a 1-for-25 basis. The Share Consolidation became effective on September 26, 2024. Following the Share Consolidation, every twenty-five (25) issued and outstanding common shares of the Company will be automatically combined and converted into one (1) issued and outstanding common share of the Company. No fractional shares will be issued in connection with Share Consolidation. If the Share Consolidation results in a fractional share, the number of new common shares issued will be rounded down to the nearest whole share.

The Company’s preferred shareholders authorized the Board, in the Board’s discretion, to effect a share consolidation of the Company’s common shares at a specific ratio of one-for-twenty-five. On June 21, 2024, the Board of Directors of the Company determined to effect the Share Consolidation at a ratio of 1-for-25 and to approve the corresponding final form of the Amendment.

The Company’s common shares will begin trading on a Share Consolidation-adjusted basis on the OTC:Pink at the opening of trading on September 26, 2024. In connection with the Share Consolidation, the Company’s common shares will commence trading with a new CUSIP number, 75088P200, and will be traded under the trading symbol “RAKRD” for twenty business days and then will revert back to “RAKR”. The Company’s transfer agent, Pacific Stock Transfer is acting as exchange agent for the Share Consolidation.

The foregoing description of the Articles of Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Articles of Amendment, a copy of which is attached to hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 26, 2024, the Company submitted a press release announcing the Share Consolidation and posted it on its website www.rainmakerww.com. A copy of the of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Amendment of the Company.

99.1	Press Release dated September 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RAINMAKER WORLDWIDE INC.

Dated: September 26, 2024	By:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer